                    PROVIDENT FINANCIAL GROUP, INC.
                2002 OUTSIDE DIRECTORS STOCK OPTION PLAN

     The purpose of the 2002 Outside Directors' Amended and Restated
Stock Option Plan (the "Plan") is to advance the interests of Provident
Financial Group, Inc. ("Provident" or "Company") and its shareholders by affording non-employee members of Provident's Board of Directors an opportunity to increase their proprietary interest in Provident by the grant of options to them under the terms set forth herein. Provident believes that this Plan will give an incentive to these persons in the furtherance of their duties.

     1.  Effective  Date of the Plan.  The Plan shall be  effective  on
April 1, 2002.

     2. Shares Subject to the Plan. The shares to be issued upon the exercise of the options granted under the Plan shall be shares of
Common Stock, no par value, of the Company. Either treasury or authorized and unissued shares of Common Stock, or both, as the Board of Directors shall from time to time determine, may be so issued.
Shares of Common Stock which are the subject of any lapsed, expired or terminated options may be made available for re-offering under the
Plan.

     Subject to the provisions of Section 4 hereof, the aggregate number of shares of Common Stock for which options may be granted under the Plan shall be 25,000 shares.

     3.  Administration.  The Plan shall be administered by a Committee appointed  by the Board of  Directors,  and will consist of one or more
Directors who may also be eligible to participate in the Plan.

     All options granted under the Plan shall be evidenced by a written agreement. Subject to the express provisions of the Plan, the Committee shall have the authority to establish the terms and conditions of such option agreements, consistent with this Plan, and which agreements need not be uniform.

     4. Adjustment to Common Stock and Option Price.

     4.1 In the event of changes in the outstanding Common Stock of the
Company as a result of stock dividends, split-ups, recapitalizations, combinations or exchanges, the number and class of shares for all purposes covered by the Plan and the number and class of shares of
Common Stock and the Option Price for each outstanding option under the
Plan shall be correspondingly adjusted by the Committee.

     4.2 The Committee shall make appropriate adjustments in the Option
Price to reflect any spin-off of assets, extraordinary dividends or other distributions to shareholders.

     4.3 In the event of the dissolution or liquidation of the Company each outstanding option issued hereunder shall terminate as of a date fixed by the Committee provided that not less than 20 days' written notice of the date of expiration shall be given to each holder of an option and each such holder shall have the right during such period following notice to exercise the option as to all or any part of the option for which it is exercisable at the time of such exercise.

     4.4 In case of any reorganization of the Company (or any other entity the stock or other securities of which are at the time receivable on the exercise of this Option) or in case the Company (or any such other entity) shall consolidate with or merge with another entity or convey all or substantially all of its assets to another entity, then and in each such case the holder of an Option, upon the exercise thereof at any time after the consummation of such
reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of an Option prior to such consununation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised an Option immediately prior thereto, all subject to further adjustment as provided herein. Effective provision shall be made in the charter of the resulting or surviving entity or otherwise, so that the provisions set forth herein for the protection of the Option holders shall thereafter be applicable, as nearly as reasonably may be, to any other shares of stock and other securities and property deliverable upon exercise of an Option.

     5. Eligible Directors, Grant of Options. Each Director of the
Company who is not an employee of the Company (an "Eligible Director")
shall be automatically granted an option to purchase 2,000 shares of
Common Stock upon each annual election as Director. If the Board of
Directors elects to fill a vacancy on the Board, then the new Eligible
Director shall be automatically granted an option of 2,000 shares of
Common Stock at the time of such election.

     6. Price. The purchase price of the shares of Common Stock which may be acquired pursuant to the exercise of any option granted pursuant to the Plan shall be the average of the closing bid and asked prices for such shares reported on any stock exchange or over-the-counter trading system on the last trading date prior to the date of grant
("Option Price").

     7. Period of Option.  The term of each  option  shall be ten years from the date of grant.

     8. Vesting and Exercise of Options. The right to exercise options will vest six months from the date of the granting thereof. An option may be exercised by an Eligible Director as to all or part of the shares covered thereby by giving written notice to the Company at its principal office, directed to the attention of its Secretary, accompanied by payment of the Option Price in full for shares being purchased. The payment of the Option Price shall be either in cash or, subject to any conditions set forth in the option agreement, by delivery of shares of Common Stock of the Company having a fair market value equal to the Option Price for the Options being exercised. The fair market value of shares of Common Stock of the Company shall equal the average of the closing bid and asked prices for such shares reported on any stock exchange or over-the-counter trading system on the last trading date prior to the date of exercise.

     Unless there is in effect at the time of exercise a registration statement under the Securities Act of 1933 permitting the resale to the public of shares acquired under the Plan, the holder of the option shall, except to the extent determined by the Committee that such is not required, (i) represent and warrant in writing to the Company that the shares acquired are being acquired for investment and not with a view to the distribution thereof, (ii) acknowledge that the shares acquired may not be sold unless registered for sale under said Act or pursuant to an exemption from such registration, and (iii) agree that the certificates evidencing such shares shall bear a legend to the effect of clauses (i) and (ii).

     9. Nontransferability of Options. No option granted under the Plan shall be transferable  otherwise than by will or by the laws of descent and distribution, and an option may be exercised during the lifetime of the holder only by the Optionee.

     10. Death of an Optionee. If an optionee shall cease to be an
Eligible Director on account of death, an option theretofore granted to such Eligible Director may be exercised by the legal representative of the estate of the deceased optionee or by the person or persons to whom such Eligible Director's rights under the option shall pass by will or the laws of descent and distribution, at any time within one year from the date of the death of the optionee, but only to the extent the optionee was entitled to exercise the option at the date of death and only during the option period.

     11. Rights as a Stockholder. The holder of an option shall not have any of the rights of a stockholder of the Company with respect to the shares subject to an option until a certificate or certificates for such shares shall have been issued upon the exercise of the option.

     12. Amendment and Termination. The Plan shall terminate on March
31, 2012 and thereafter no options shall be granted thereunder. All options outstanding at the time of termination of the Plan shall continue in full force and effect in accordance with and subject to the terms and conditions of the Plan. The Board of Directors of the Company
at any time prior to that date may terminate the Plan or make such amendments to it as the Board of Directors shall deem advisable. No termination or amendment of the Plan may, without the consent of the holder of an option then existing, terminate his option or materially and adversely affect his rights under the option.

     13. Automatic Termination of Option. Notwithstanding anything contained herein to the contrary, if at any time a holder of an option granted under this Plan becomes an employee, officer or Director of or a consultant to an entity which the Committee determines is a competitor of the Company, such option shall automatically terminate as of the date such conflicting relationship was established regardless of whether such option is exercisable in whole or in part at such time.